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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported) June 28, 2000
                                                          -------------


                          Delta Funding Corporation
                     -----------------------------------
            (Exact name of registrant as specified in its charter)


       New York                        333-96001              11-2609517
----------------------------         -------------         --------------
(State or other jurisdiction          (Commission          (IRS Employer
 of incorporation)                    File Number)         ID Number)


1000 Woodbury Road, Woodbury,  New York                     11797
----------------------------------------------------------------------
 (Address of principal executive offices)                   (Zip Code)

Registrant's Telephone Number,
 including area code:                                    (516) 364-8500
                                                         --------------


                                    N/A
        ------------------------------------------------------------
        (Former name or former address, if changed since last report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits

        23.1  Consent of PricewaterhouseCoopers LLP


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    DELTA FUNDING CORPORATION


                                    By:   /s/ Dawn Ceccarini
                                       ---------------------------------------
                                       Name:    Dawn Ceccarini
                                       Title:   Vice President

Dated:  June 28, 2000



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                                  EXHIBIT INDEX
                                  -------------

Exhibit
-------

23.1        Consent of PricewaterhouseCoopers LLP